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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 2002


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                            ODYSSEY HEALTHCARE, INC.
             (Exact name of Registrant as specified in its charter)


                   TEXAS                                000-33267                   43-1723043
              (State or other                   (Commission File Number)         (I.R.S. Employer
       jurisdiction of incorporation)                                         Identification Number)

    717 NORTH HARWOOD STREET, SUITE 1500
               DALLAS, TEXAS                                                           75201
           (Address of principal                                                    (Zip code)
             executive offices)

       Registrant's telephone number, including area code: (214) 922-9711

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE

         On November 14, 2002, Richard R. Burnham, Chief Executive Officer, and Douglas B. Cannon, Chief Financial Officer, of Odyssey HealthCare, Inc. submitted certificates to the Securities and Exchange Commission, relating to Odyssey's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, pursuant to 18 U.S.C. Section 1350, adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ODYSSEY HEALTHCARE, INC.


Date:  November 14, 2002              By: /s/ Richard R. Burnham
                                          -------------------------------------
                                          Richard R. Burnham
                                          Chief Executive Officer
                                          and Chairman of the Board